UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 17, 2009

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, NC	28621
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Yadkin Valley Financial Corporation (the “Company”) previously filed a Current Report on Form 8-K dated April 23, 2009 (the “Initial Report”) to report its acquisition of American Community Bancshares, Inc. of Charlotte, North Carolina. This amendment provides the pro forma financial information required under Item 9.01(b), which financial statements and information were not previously filed.

Item 9.01	Financial Statements and Exhibits

(b)	Pro forma financial information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of the year ended December 31, 2008, and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the Company for the years ended December 31, 2007 and 2008, and the notes thereto, giving effect to the acquisition of American Community Bancshares, Inc., filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

By:	/s/ Jan H. Hollar
Name: Jan H. Hollar
Title: Executive Vice President and Chief Financial Officer

Dated: November 4, 2009